UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2010
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01                    REGULATION FD DISCLOSURE

Corporate Presentation

Attached as Exhibit 99.1 to this report, and incorporated by reference herein, is a slideshow presentation that Ireland Inc. (the “Company”) presented on January 28, 2010 to various persons. The presentation contains a summary of the Company’s business and properties and also contains the Company’s updated budgetary estimates for the period from January 1, 2010 to December 31, 2010.

News Release – Additional 2009 Drill Program Results

Attached as Exhibit 99.2 to this report, and incorporated by reference herein, is a news release issued by the Company on February 1, 2010. The news release reports new assay results from 24 of the Company's 58-hole 2009 drilling program for the Columbus Project and discusses the Company's analytical methodology.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit Number	Description of Exhibit

99.1	Slideshow Presentation.

99.2	News Release dated February 1, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: February 2, 2010
	By:	/s/ Douglas D.G. Birnie

Name: Douglas D.G. Birnie
Title: CEO and President